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                                                                    EXHIBIT 99.5


                                   GUARANTEE
                                  (2008 NOTES)

         THIS GUARANTEE (2008 NOTES), dated as of January 13, 1998 (this "Agreement"), is entered into by Pioneer Natural Resources USA, Inc., a Delaware corporation (the "Subsidiary Guarantor"). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Indenture referred to below.

                                   RECITALS:

         A. The Subsidiary Guarantor is a wholly-owned subsidiary of Pioneer Natural Resources Company, a Delaware corporation (the "Company").

         B. The Company and The Bank of New York, a New York banking association, as trustee (the "Trustee"), have entered into that certain Indenture, dated as of January 13, 1998, as supplemented by that certain First Supplemental Indenture, dated as of January 13, 1998 (the "Supplemental Indenture" and collectively the "Indenture"), among the Company, the Subsidiary Guarantor and the Trustee, pursuant to which the Company has issued, among other things, $350,000,000 in aggregate principal amount of 6.50% Senior Notes Due 2008 (the "2008 Notes").

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Subsidiary Guarantor hereby agrees as follows:


                                   ARTICLE 1
                                   GUARANTEE

         1.1 Guarantee. The Subsidiary Guarantor hereby unconditionally guarantees to each Holder of 2008 Notes authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the 2008 Notes or the obligations of the Company thereunder, that: (a) the principal of, premium, if any, and interest on the 2008 Notes shall be promptly paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal of and interest, if any, on any premium and interest on the 2008 Notes, if lawful, and all other obligations of the Company to the Holders or the Trustee thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any 2008 Notes or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantor shall be obligated to pay or perform the same immediately. The Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the 2008 Notes, the Supplemental Indenture or the Indenture, the absence of any action to enforce the same, any amendment or modification of or waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same, any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, or any change in the
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ownership of the Subsidiary Guarantor.  The Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Subsidiary Guarantor's guarantee under this Section shall not be discharged except by complete performance of the obligations of the Company and the Subsidiary Guarantor contained in the 2008 Notes, the Supplemental Indenture and the Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Subsidiary Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Subsidiary Guarantor any amount paid by any thereof to the Trustee or such Holder, the Subsidiary Guarantor's guarantee under this Section, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of the 2008 Notes in respect of any obligations guaranteed hereby until payment in full in cash of all obligations with respect to the 2008 Notes guaranteed hereby. The Subsidiary Guarantor further agrees that, as between itself as guarantor, on the one hand, and the Holders of the 2008 Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI of the Indenture for the purposes of the Subsidiary Guarantor's guarantee hereunder, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations with respect to the 2008 Notes guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in
Article VI of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantor for the purposes of its guarantee hereunder. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section.

         1.2 Continuing Guarantee; Release. This is a continuing guarantee and shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Company's obligations under the 2008 Notes and the Indenture with respect to the 2008 Notes and shall inure to the benefit of the Trustee and the Holders of 2008 Notes and their successors and assigns and, in the event of any transfer or assignment of rights by any Holder of 2008 Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Subsidiary Guarantor shall be released and relieved of any obligations under this Agreement upon release or other termination of both
(A) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (Primary Facility), dated as of December 18, 1997 (the "Primary Agreement"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto, and (B) that certain Guaranty, dated as of December 18, 1997, by the Subsidiary Guarantor with respect to the Amended and Restated Credit Facility Agreement (364-Day Facility), dated as of December 18, 1997 (the "364-Day Agreement" and together with the Primary Agreement, the "United States Credit Agreement"), among the Company, NationsBank of Texas, as administrative agent, CIBC Inc., as documentation agent, Morgan Guaranty Trust Company of New York, as documentation agent, The Chase Manhattan Bank, as syndication agent, the co-agents signatory thereto, and the other lenders signatory thereto (the foregoing guarantees




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being referred to herein as the "United States Credit Facility Guarantees").
Any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements), as a whole, or in part, of the United States Credit Facility shall not be deemed a release or other termination of the United States Credit Facility Guarantees if the Subsidiary Guarantor provides a guarantee or guarantees with respect to such refinancing, refunding, extension, renewal or replacement in substantially the same form, and on substantially the same terms, as the United States Credit Facility Guarantees.

                                   ARTICLE 2
                                 MISCELLANEOUS

         2.1 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         2.2 Severability. If any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         2.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.





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         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first above written.

                                        PIONEER NATURAL RESOURCES USA, INC.



                                        By: /s/ M. GARRETT SMITH
                                           ------------------------------------
                                              M. Garrett Smith
                                              Executive Vice President and
                                              Chief Financial Officer





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